Exhibit 99.1

OTCQB: INLX

Forward - Looking Statements This presentation contains certain forward - looking statements . Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward - looking statements, but are not the exclusive means of identifying such statements . These forward - looking statements involve a number of risks and uncertainties that could case actual results to differ materially from those currently anticipated . Factors that could cause or contribute to such differences include, but are not limited to market acceptance, competitive factors and financial market conditions . Intellinetics undertakes no obligations to revise or update any forward - looking statements in order to reflect events or circumstances that may arise after the date of this presentation .

x Company Profile and Business Problems We Solve x What We Do and How We Generate Revenue x Intel Collaboration x 2015 Highlights x The Big Question x The Answer x Progress Agenda

• Enterprise Content Management (ECM) provider to Small to Medium Businesses (SMB) • Intellectual Property (IP ) Portfolio: Proprietary, cloud - enabled software platform • 1,200+ Customers across multiple verticals • Public / Private Cloud Customer Activation: S trategically packaged with Intel™ technology Company Profile 4

What is ECM? Tools and Strategies for Unstructured Data 5

Business Impact – The Problems We Solve Business Problems We Solve SMB have the same document management needs as the Fortune 500 but do not have the same resources 6

Enable resellers to provide cost effective, secure, cloud - based ECM solutions targeting SMB buyers by attaching them to the copiers and services their customers already own or buy. What We Do 7

Finance Education Healthcare Legal Retail | Service IntelliCloud: “Yes, we have a button for that!” 8

IntelliCloud and 9

“The IntelliCloud TM document workflow solution combined with the embedded security features and compute capability of the Intel® NUC provides a robust, integrated and validated offering that drives down cost & time out of customer activation while providing information access when you need & where you need it.” Bob Ferrar , Director of Marketing Intel, Internet of Things Group 10

Value To Channel x INCREASE HARDWARE SALES – Device velocity & volume, with “ Pull Through ” effect of button. x REPLACE AND GROW DECLINING PRINT REVENUE – Digital storage as a new consumable – “ Digital Toner ” x REVENUE – High margin up - front and growing recurring revenue x SIMPLICITY – Marketing, Sales, Customer Activation with “ Zero Drag ” model 11

Value To Channel (continued) x SELLING ADVANTAGE – De - commoditize hardware / MPS by shifting conversation from price to value without complexity (9 - Box) x CUSTOMER STICKINESS – V ital business enabler vs. transactional sale x BROAD APPEAL – Value based model targeting vast SMB segment with a feature - rich platform competitors can’t match (IDC study) 12

o Revenue Comparison 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2014 2015 57% Revenue Increase of $851,118 13

o Adjusted EBITDA* Improvement (1,400,000) (1,200,000) (1,000,000) (800,000) (600,000) (400,000) (200,000) 0 2014 2015 59% Increase of $692,119 EBITDA • Net Loss for GAAP less Interest expense, Depreciation / Amortization, Share - based compensation, Note conversion warrant expense, and Note conversion underwriting expense. 14

Market Validation NASDAQ: TITN FY 2015 Revenue $1.37 Billion “ Intellinetics , together with proven local partner Laser Systems, was the clear choice for us . Intellinetics provides mission - critical solutions experience, a robust and scalable cloud - based platform and excellent resources to help meet our goals. We couldn’t ask for more .” Nathan Johnson, Senior Manager, IT 15

The IntelliCloud Office: Knowledge In Motion 16

The Big Question 17

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GENERALIST Technology Solutions Consultant INTELLINETICS CUSTOMER DISCUSS OPPORTUNITY ASSESS NEEDS & DEMO CUSTOMER PRESENTATION REVIEW AND ACCEPT COORDINATE W/ CUSTOMER PROVIDE OVERSIGHT INTEREST CREATION AND QUALIFICATION ENGAGE VENDOR DISCOVERY SETUP CUSTOMER MEETING PRESENT TO CUSTOMER POST - PURCHASE SUPPORT Sales Process 19

» Large market – high margins » Approaching EBITDA positive » Restructured balance sheet » Expanding marketing capabilities Why Intellinetics -- Why Now? 20

THANK YOU



Company

Murray Gross, Chairman
mgross0626@gmail.com
614.921.8170

Matt Chretien, President / C.E.O.
matt@intellinetics.com
614.921.8170

Investor Relations

Terri MacInnis, VP of IR
Bibicoff + MacInnis
terri@bibimac.com
818.379.8500

(OTCQB: INLX)

TURNKEY DOCUMENT MANAGEMENT EASY | AFFORDABLE | SECURE | COMPLIANT 21